Credit Suisse First Boston 15th Annual Chemicals Conference September 26, 2002 Dr. Robb Fraley Chief Technology Officer

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; any changes in business, political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Investment Highlights Deliver Near-Term Growth and Preserve Long-Term Value Strong core businesses Growing biotechnology business with great upside Leadership position in genomics and seeds Broadest and deepest pipeline in the industry Steady profit and cash growth through innovation and cost management

Monsanto Is Investing in Growth Segment of Agriculture Biotech/Seed Industry Gross Profit Pool Source: Phillips McDougall, Monsanto estimates $13.4 $11.8 $4.3 $6.1 $17.7 $17.9 $0 $5 $10 $15 $20 2000 2004F Ag Chem $1.6 B Gross Profit Loss $1.8 B Gross Profit Gain $ Billions

Monsanto Is Uniquely Positioned with Its R&D Investment Ag Chem 17 Biotech & Seeds 83 Company B 25 *Source: Phillips McDougall 2001 R&D Allocation Monsanto Rest of Industry Average* Biotech & Seeds 29 Ag Chem 71 Company B 25

First Mover Initiative and Breakthrough Technologies Strengthen Monsanto's Market Position 1996 1998 2001 Corn 8% 9% 16% Monsanto Share 13% 30% 41% Soybean Monsanto Share Cotton 8% 18% 37% Monsanto Share U.S. Grower Input Costs

Platforms Invest 10% of sales in Research and Development Differentiate on genomics, breeding and biotechnology Drive productivity step changes, proprietary position and speed to market Priorities: Corn, soybean, cotton and wheat Develop feed and processing traits via joint ventures Establish enabling downstream partnerships for quality traits Markets Products Balance pipeline for near- and long-term growth Commercialize high- margin biotech traits and seeds Strengthen product offerings with consumer, processor and grower benefits Monsanto's R&D Strategy Drives Innovation and Growth

Monsanto Product Pipeline

	Discovery	Phase 1	Phase 2	Phase 3	Phase 4
	Gene/trait identification High-throughput screening	Proof of concept Test gene in plants	Early product development Field trials and pre-regulatory studies	Advanced development Efficacy and regulatory data	Final regulatory submission Produce seed and launch plan
Duration	24-48+ months	12-24+ months	12-24+ months	12-24+ months	12-36+ months
Input Trait Candidates Farmer productivity	▪ Grain yield ▪ Environmental stress tolerance ▪ Insect control ▪ *Roundup Ready*	▪ Higher-yielding corn ▪ *YieldGard* II insect-protected corn ▪ Specialized corn	▪ Enhanced *Roundup Ready* cotton ▪ Higher-yielding soybeans ▪ *Roundup Ready* and insect-protected soybeans	▪ *Roundup Ready / YieldGard* rootworm-protected corn ▪ *Roundup Ready* wheat ▪ Hybrid *Roundup Ready* canola	▪ *YieldGard* rootworm-protected corn ▪ *Bollgard* II insect-protected cotton ▪ Conservation tillage elite germplasm
Output Trait Candidates Consumer benefit	▪ Protein enhancements ▪ Lipid enhancements ▪ Carbohydrate enhancements ▪ Bioactive compounds	▪ Improved-oil soybeans for feed ▪ Improved-energy corn III for feed ▪ Healthier oil for food uses	▪ Improved-protein soybeans for feed	▪ High starch/ethanol corn ▪ Improved-energy corn II for feed	▪ *Processor Preferred* soybeans ▪ Improved-energy corn I for feed

8

Investments in R&D Have Delivered Results New Products (<5 years old) 7 new biotech traits 24 new Roundup formulations 85% of 2001 seed revenue represents five-year introductions of new hybrids and varieties Typical biotech project will contribute $4 of revenue (after 5 years of sales) for each dollar invested in R&D R&D investment is recouped approximately 4 years after launch Roundup 46% Existing products 13% Seeds & Genomics 41% 87% of 2001 Revenue from New Products

R&D Experience Curve Has Led to Better Efficiency and Higher Probability of Success Since 1998: Use of molecular markers doubling annually Greater than three-fold reduction in cost to generate data points Time to integrate traits into germplasm cut by 1 year Breeding & Molecular Breeding Since 1996: 33% COGS improvement Time to market for new formulations reduced 60% Roundup & Chemistry Since 1997: 1,000X increase in genes identified and patented 100X increase in gene function testing 10X decrease in cost Better quality, faster advancement of gene leads Genomics & Biotechnology

Technology Breakthroughs Improve Roundup Cost Position New catalyst technology reduces costs and eliminates waste New process technology contributes $250M in capital avoidance New high-load formulation delivers superior product performance, reduces production and logistics costs 0 100 200 300 400 500 600 1995 1996 1997 1998 1999 2000 2001 2002F 50 60 70 80 90 100 Capacity Unit Cost Sales Volume & Capacity (1995 Sales = 100) Unit Cost (1995 = 100)

Roundup Brand Leadership Driven by Continuous Innovation 1975 1980 1985 1990 1995 2000 2005 Weather MAX Transorb II technology 50% more concentrated Rainfast warranty Best Roundup Ready crop safety to date Ultra MAX High-load version of Ultra Excellent Roundup Ready crop safety Classic Standard for post- emergent perennial weed control Improved environmental profile Ultra Introduction of 'Transorb Technology' Safe on Roundup Ready crops Roundup DRYpak Solution to packaging issues First of high-load products Rodeo Aquatic market Outstanding environmental profile (licensed to Dow) D-Pak Super-high formulation for large volume users in southern U.S. Accord Forestry market Excellent environmental profile (licensed to Dow) Monsanto has substantial intellectual property on formulations Over 300 patents issued worldwide (~50 in U.S.) R&D results in faster launch of new formulations Breakthrough formulation technology creates differentiated market position Active Ingredient Loading Roundup Original, RT Master, Ultra Roundup CT (AUS), UltraMAX (US) Roundup WeatherMAX Grams per liter

Roundup WeatherMAX Provides Farmer New Benefits

Benefit / Value

- **Consistency of performance under challenging conditions**
- **Industry first: 30 minute rain-fast warranty**
- **Proven crop safety for optimal yield on over 5,000 varieties and hybrids**
- **50% more concentrated than most imitator products; easier to use and handle**

Technology

- **Roundup WeatherMAX with TranSorb II; proprietary technologies**
- **More than 400 field trials on weed control, more than 5,000 head-to-head comparisons**

Level of weed control in challenging conditions



81%
WeatherMAX
52%
Leading Imitator Product
Warm Dry
93%
WeatherMAX
79%
Leading Imitator Product
Warm Humid
91%
WeatherMAX
73%
Leading Imitator Product
Cool Dry

Source: Monsanto

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Monsanto Pioneer Syngenta Dow Advanta KWS Limagrain 37% 27% 13% 7% 4% 4% 1% 3% 3% 4% Corn Soybean Corn 2001 Corn and Soybean Seed Share Branded Germplasm Monsanto Licensed Germplasm 28% Soy Monsanto Licensed Germplasm Monsanto Has Leading Position in Global Seed Germplasm Branded Germplasm 19% 16% 18% 12%

Monsanto is upgrading its corn portfolio with new hybrids 2002 branded corn share up approximately 2 points Best genetics ensures maximum trait penetration Improved yield and agronomic performance 80% new hybrids optimizes inventory turnover and portfolio COGS Breeding Technology Is Improving Monsanto's Hybrid Corn Portfolio 1998 2000 2002 2004 DEKALB Brand Portfolio Mix Percent of Product Portfolio 80% 56% 69% 75% New Hybrids (< 3 yrs. old) Old Hybrids (> 3 yrs. old)

Genomics Investment Is Accelerating Breeding Results Genetic markers and tools: Double the rate of yield increases Accelerate the speed to market for biotech traits 35% of corn breeding in U.S. is marker assisted; rapidly expanding to other crops Performance results confirmed by 2001 yield trials Yield 130 140 150 160 0 1 2 3 4 5 Marker Assisted Breeding (MAB) Accelerates Hybrid Corn Performance Traditional Breeding MAB Year

Technology Investment Has Boosted Seed Market Position 80 100 120 140 160 180 200 95 100 105 110 115 Relative Maturity (Days) Monsanto Competitor Bushels/Acre MON Corn Yield vs. Best Competitors MON U.S. Corn Unit Cost (1999 = 100) 80 85 90 95 100 1999 2000 2001 2002F 80 85 90 95 100 1999 2000 2001 2002F MON U.S. Soybean Unit Cost (1999 = 100) Better Seed Performance Quality/Production Improvements MON Soybean Yield vs. Best Competitors 0 20 40 60 80 Group II Group III Group IV Monsanto Competitor Bushels/Acre Maturity Zones

Residue Proven Seeds Satisfy Market Demand in Conservation Tillage Target Acreage Corn Soybeans Global U.S. Global U.S. Total planted 340M 78M 190M 73M Opportunity 172M 21M 141M 33M Grower Benefits Superior emergence and seedling vigor, and disease resistance Higher yields Accelerates adoption of con-till Captures 5-10% premium Enhances gross margin per acre for Monsanto Commercialization 2001 Residue Proven seeds sold out 2002 Residue Proven portfolio upgrade: 38% of soybean varieties (up from 31%) 39% of corn hybrids (up from 13%) 90+% Overall Satisfaction for Residue Proven soybean varieties Residue Proven Soybeans Advantage vs. Best Competitor 10 20 +6% +7% % change Group II (AG2602) Group III (AG3003) Yield bushel/acre $/acre Yield bushel/acre $/acre

Seed Characteristics: Seeds selected and bred for improved processing Benefits/Value: Contract growing more stable, profitable for farmer Higher oil and protein content in soy increases value to farmer and grain processor Corn with higher available starch and fermentability improves ethanol production Processor Preferred Seeds Open Market For Enhanced Grain 0 20 40 60 60 62 64 66 68 70 72 Number of hybrids Corn Processor Preferred Percent Extractable Starch Processor value ($/Bu.) Soy Processor Preferred 40% 42% 44% 46% 48% Percent Protein (Dry Basis) 22% 21% 20% 19% 18% 17% Oil content 4.90 5.30 5.90 5.70 High Value Range

29% of plant biotech patents filed 42% of USDA field test applications submitted 51% of USDA product approvals received First to sequence a crop Largest genetic database in the industry 90+% share of global biotech acres Monsanto's R&D Platforms Lead Industry in Productivity 0 5 10 15 20 25 30 Monsanto Bayer/Aventis Syngenta DuPont/Pioneer Dow 27 1 3 4 11 USDA Product Approvals

Global Biotech Crop Acreage Continues To Grow Monsanto's estimated biotech share of 2001 total crop acreage: GLOBAL U.S. Soybean 43% 74% Cotton 17% 71% Corn 8% 25% Canola 8% 59% Monsanto's U.S. biotech acreage growth in 2002 estimated at 5% 1996 1997 1998 1999 2000 2001 Monsanto 3.6 17.6 63 90.1 103 123.1 Other 0.9 4.4 5.1 4.8 7.4 5.6 4 22 68 95 110 129 Acres in millions

Target Acreage GLOBAL U.S. Total Planted 340M 78M Market Opportunity 175M 74M Value Simpler, safer, more cost effective 90+% grower satisfaction Farmers value lower costs, better yields at $17.50/acre Potential to penetrate 20M acres in U.S. without European approval 4.5 Roundup Ready Corn Growing Rapidly 0 1 2 3 4 5 6 7 8 1998 1999 2000 2001 2002F 7.0 2.7 2.3 0.9 Acres in Millions Roundup Ready Corn Acreage Up 50% in 2002 Un-treated Weedy Check Roundup Ready Corn Treated with Roundup

YieldGard Rootworm Corn Potentially To Launch in 2003

Target Acreage	GLOBAL	U.S.
Total Planted	340M	78M
Market Opportunity	65M	47M

Value

- Better control, lower costs, better yields, reduced exposure to insecticides
- Current products cost $12-$14/acre; YieldGard to be priced competitively, plus added value

Commercialization

- Japan approved; anticipate U.S. registration in 2002
- Launch up to ~1M acres in 2003; demand expected to outstrip supply
- First to market, 2-3 years ahead of the competition



YieldGard Rootworm
Control



YieldGard Rootworm vs. Insecticides
(Rootworm Injury Rating: Low Score Wins)
Economic Threshold
4
3
2
1
1.8
2.4
3.0
4.1
YieldGard Rootworm
Best Commercial Standard
Average of Next Top 4 Standard Insecticides
Untreated Control

YieldGard® Rootworm Corn is not yet registered in the U.S.

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$30 $73 $0 $20 $40 $60 $80 Traditional Base Seed YieldGard Corn Borer Roundup Ready YieldGard Rootworm Total Trait Stacking Creates Incremental Value Grower price per acre at U.S. retail Corn Potential (Roundup) (Trait) Traits

Target Acreage World U.S. Total Planted 56M 14M Market Potential 41M 11M Benefit / Value Insect resistance management and increased control of more target pests Reduction in insecticide applications Market expansion Bollgard II creates incremental $8-12 /acre in grower value over Bollgard Commercialization Anticipate U.S., Japan, Australia registration in 2002 Commercial launch in 2003: Bollgard II up to 40K acres Bollgard II and Roundup Ready stack up to 250K acres Bollgard II Cotton Raises Bar For Insect Control 0 2 4 6 8 10 12 14 16 Bollgard Bollgard II Beet Armyworm Soybean Looper Fall Armyworm Source: USDA Mean # insects USDA Bollgard II Trials Demonstrate Better Insect Control Check: Cotton Bollgard II: Cotton

Key Products in Late-Stage Approval Process Request Current Status Next Key Event Roundup Ready Soybeans Brazil Bollgard Cotton India Roundup Ready Corn Europe Approval for import Member states restart process New regulations passed; restart of regulatory system pending Bollgard II Cotton U.S. YieldGard Rootworm U.S. Approval for planting in U.S.; import in Japan Approvals from EPA, USDA & Japan Final phases of regulatory process in U.S. & Japan Approval for planting Court ruling Pending court decision to unlock regulatory process Approval for planting Commercial planting began in late spring 2002 Final regulatory approval granted Approval for planting in U.S.; import in Japan Approvals from EPA & USDA Japan complete; U.S. food complete; USDA & EPA pending

Peak Potential of Near-Term Products Pending Approvals is Large $0 $150 $300 $450 $600 $750 $900 $809 $600 $ millions EBIT potential 2001 Company EBIT EBIT potential of $600 million from: Bollgard cotton in India U.S. YieldGard rootworm corn U.S. Bollgard II cotton Roundup Ready soybeans in Brazil U.S. Roundup Ready corn expansion with import approval in Europe Associated incremental Roundup business

Target Acreage World N.A. Total Spring Wheat 227M 40M Market Opportunity 125M 37M Benefit / Value Simpler and safer than current products Better yields with improved grain quality Current herbicides cost $13/acre; Monsanto's fee competitive with current products plus added value Commercialization Extensive outreach to wheat producers, food industry Currently in phase III of pipeline; data being gathered for regulatory submissions in U.S. and Canada Builds on RT Master entry in wheat market Mid-Term: Roundup Ready Wheat Offers Wheat Farmers New Alternative in Weed Management 2001 Canadian Perennial Weed Control Trials $0 $10 $20 $30 $40 $50 $60 $70 $80 Roundup Ready System Competitor's Best System Grower Revenue $ per Acre $78 $63 Roundup Ready Wheat Advantage: $15/A ($14 yield + $1 cleaner grain) Roundup Ready Wheat Untreated Control

R&D Ahead of Schedule in Discovery and New Product Advancement Sequencing Screen targets Yield Quality Pest Stress Genomics Bioinformatics Alliances Genomics buildup Discovery ramp-up 1998 2000 2002 2004 2006 2008 2010 Commercial launch 2003 2005 2007 Product development Regulatory submission Transformation Gene/trait development Breeding Field validation Line selection Regulatory studies Prototypes Demonstrations Production scale-up Genomics investment accelerates gene discovery Biotech and breeding capacity shortens time to market Genes Field Plots Field Plots (2002=100) Genes (2002=100) 0 200 400 600 800 1000 0 50 150 250 350

Long-Term: Next R&D Candidates Emerging From Early Genomics Investment

Target


Yield
Quality
Pest
Stress

Screen

Yield
- Photosynthesis
- Seed development
- Plant form
- Nutrient utilization
- Harvest ability

Pest
- Disease resistance
- Insect resistance

Quality
- Starch / Carbohydrates
- Lipids / Oils
- Protein

Stress
- Heat tolerance
- Cold tolerance
- Drought tolerance
- Nutrient conversion


Control
+ Gene B

Photosynthesis
(Improved Carbon Fixation)


Control
+ Gene H

Crop Development
(Improved Leaf Canopy)


Control
+ Gene C

Environmental Stress
(Drought Stress)

30

Discovery: Stress
(Drought, Heat, Cold Tolerance)

Target Acreage	*Hybrid Corn*	
	GLOBAL	U.S.
Total Planted	**340M**	**78M**
Market Opportunity	**175M**	**74M**

Grower Benefits

- **Crops reach genetic potential**
  - Less risk from weather
  - Earlier planting, longer season
  - Faster germination, healthier start
  - Improved pollination

Value

- **5-10% yield increase = $18-36/acre**
- **Increased crop acres**

Commercialization

- **Discovery phase project**
- **Genes being introduced for testing**

1. Identify Gene & Test in Model System


Drought Stress
Arabidopsis
Control
+ Gene C

2. Confirm Activity Translates in Crop


Drought Stressed
Rice
Control
+ Gene D

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Identify Gene; Test in Model System Control + Gene B Arabidopsis Soybean Control + Gene B Confirm Activity Translates in Crop Grower Benefits Increased bushels per acre Improved crop performance and consistency year-to-year Greater output per unit input Value 10% yield increase = $24/acre Commercialization Discovery phase project 21 genes in early/advanced testing First field test under way Discovery: Soybean Yield

Biotech Traits Will Continue to Add Value Farm Gate Value Is Shared by Grower, Monsanto and Partners $ per acre for corn Growth Pipeline Traits Build Value Base Seed Traditional Base Seed New Solutions $20-25 YieldGard Corn Borer YieldGard Rootworm Roundup Ready $10 - 17 $9 - 18 Near- Term Traits

Growth Drivers Expand core trait business Pipeline growth Roundup Ready Corn Corn Rootworm Bollgard II Accelerate seed growth Yield Performance Short Term Plus... Pipeline growth Roundup Ready Wheat Advanced genomic leads Medium Term Plus... Pipeline growth Yield traits Quality traits Input traits 2nd generation Drive downstream alliances for food and feed Long Term "Best in Class" R&D platforms Differentiated on genomics, breeding and biotech Integrated global seed assets Focused on best opportunities Launched industry shaping new products Delivered